UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

July 30, 2015

Date of Report (Date of earliest event reported)

CTT PHARMACEUTICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

MINDESTA INC.

(Former Name of Registrant)

Delaware	000-30651	11-3763974
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification Number)

429 Kent Street unit 112, Ottawa, Ontario, Canada K2P 2B4.

(Address of Principal Executive Offices) (Zip Code)

(613) 241-9959

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to the implementation of the Company’s business plan,.; our ability to obtain additional capital in the future to fund our planned expansion; the demand and growth of oral delivery systems for a variety of drugs and  general economic factors.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report.  You should read this report and the documents that we reference and filed as exhibits to the report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Section 4- Matters Related to Accountants and Financial Statements

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On or about July 30, 2015 the Company received a comment letter from the Securities and Exchange Commission (the “Commission”) in connection with our audited financial statements for the year ended December 31, 2014 and filed as part of our Annual Report on Form 10-K on April 14, 2015. The question arose regarding the accounting treatment of the Company’s obligation to issue common stock to several consultants.

We originally recognized a liability for the issuance of the Common Stock. However, upon further review, consultation with the Commission and our Board of Directors, it was determined that a separate liability to issue common stock is not the proper way to treat the transaction for financial reporting purposes.

The consulting agreements represent fully-vested, non-forfeitable equity interests in which case the liability of $906,250 to issue common stock was improperly reported. The revised December 31, 2014 Balance Sheet has recorded common shares to be issued at $1,806,250 as part of the Shareholders’ Equity. The foregoing has been reported in the Company’s amended Form 10-K filed October 8, 2015.

As a result of the foregoing, you should not rely on the previously issued financial statements for the quarters ended March 31, 2015 and June 30, 2015. The Company undertakes to amend these financial statements accordingly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTT PHARMACEUTICAL HOLDINGS, INC.

Date: November 3, 2015	By:	/s/ Pankaj Modi
Pankaj Modi
Chief Executive Officer/President